1 INVESTOR EVENT 2023 American Urology Association Annual Meeting April 28, 2023 C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d .

2 Safe Harbor Statement This presentation and accompanying oral presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial results of PROCEPT BioRobotics Corporation (the “Company”). Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management’s current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the rate and degree of market acceptance of the AQUABEAM Robotic System and Aquablation therapy and descriptions of the Company’s revenues, gross margin, profitability, operating expenses, or installed base growth, (ii) the establishment and maintenance of consistent and favorable payment policies for Aquablation therapy, (iii) the rate of growth of the commercial sales and marketing organization and the ability to manage this anticipated growth, (iv) the impact on volumes of elective procedures performed by health care providers and hospital medical device budgets, (v) the effects of increased competition as well as innovations by new and existing competitors in the market for treatments for benign prostatic hyperplasia, (vi) the ability to obtain the required regulatory approvals and clearances to market and sell the AQUABEAM Robotic System in certain other countries, (vii) the development and protection of future innovation, (viii) dependence on a limited number of third-party suppliers for components of the AQUABEAM Robotic System, and (ix) the maintenance of intellectual property rights and the ability to operate the business without infringing the intellectual property rights and proprietary technology of third parties. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on February 28, 2023 and any current and periodic reports filed thereafter, available at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell PROCEPT BioRobotics securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements. C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d .

Proven Executive Leadership Team



REZA ZADNO, PhD

President &
CEO

Avedro, Visiogen, PercuSurge, Cardiac Pathways



KEVIN WATERS

EVP, Chief Financial Officer

Accuray, Conceptus, Laserscope (Greenlight), VISX



SHAM SHIBLAQ

EVP, Chief Commercial Officer

Intuitive Surgical, Conceptus, Invuity, Analogic



BARRY TEMPLIN

SVP, Clinical & Medical Affairs

Abbott Vascular, Guidant, GE Aircraft Engines

3

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Agenda

1 **Introduction** – 10 min
Reza Zadno, CEO

2 **Financial Review** – 5 min
Kevin Waters, CFO

3 **Commercial Strategy** – 10 min
Sham Shiblaq, Chief Commercial Officer

4 **Surgeon Panel with Q&A** – 60 min
Dr. Dean Elterman / Dr. Brian Helfand / Dr. Jonathan Pavlinec



4

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Benign Prostatic Hyperplasia (BPH)
A Significant Men's Health Disease in the U.S.

NORMAL PROSTATE


Bladder
Normal Prostate
Urethra

ENLARGED PROSTATE (BPH)


Bladder
Enlarged Prostate
Urethra

#1	Reason men visit the urologist
1 in 2	Estimated men ages 51-60 have BPH and prevalence increases over time
99%	Men with BPH say symptoms impact Quality of Life
~40M	Men in the U.S. that currently have BPH
2x	Men >65 years old in the U.S. expected to double in the next 10 years

Roehrborn, CG, Rosen, RC. Medical therapy options for aging men with benign prostatic hyperplasia: focus on alfuzosin 10 mg once daily. Clinical Interventions in Aging 2008:3(3).
Bouhadana, et al. Patient Perspectives on Benign Prostatic Hyperplasia Surgery: A Focus on Sexual Health. J Sex Med 2020;1 – 5
2014, Ortman, An Aging Nation: The Older Population in the United States
Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
Vuichoud, C, Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
MS Health NDTI Urology Specialty Profile, July 2012-June 2013

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

5

Large Market & Significant Unmet Need

U.S. men actively **MANAGED** for BPH


12M

4.3M	**WATCHFUL WAITERS** ▸ Choose to do nothing and suffer BPH symptoms	
6.7M	**PHARMACEUTICALS** ▸ Suffer dosing adjustments and side effects	**$16B**
1.1M	**PHARMACEUTICAL FALLOUT** ▸ Delay surgery despite medication failure	**$3B**
400K	**SURGERIES PER YEAR** ▸ Compromise between safety and efficacy outcomes	**$1B**

8.2M

Actively **TREATED** for BPH

▼

~$20B

U.S. BPH Surgical Market Opportunity

All numbers are approximate.
Vuichoud, C, Loughlin, K. Benign prostatic hyperplasia: epidemiology, economics and evaluation. Can J Urol. 2015 Oct;22 Suppl 1:1-6.
Data on File, PROCEPT BioRobotics
Total surgeries based on 2019 market data, representing pre-pandemic surgeries

6

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Unmet Need in Surgical Intervention

UNMET NEED:
SAFETY & EFFICACY IN ALL PROSTATES
ALL SIZES, ALL SHAPES

PRIORITIZE
SEXUAL FUNCTION & CONTINENCE PRESERVATION

SYMPTOM RELIEF

NON-RESECTIVE



small (30-40mL)

medium (40-80mL)

large (80-150mL)

extra large (150mL+)

TURP & PVP

Enucleation & Simple

MIST

PRIORITIZE
SYMPTOM RELIEF

SEXUAL FUNCTION & CONTINENCE PRESERVATION

RESECTIVE

BPH size ranges: AUA Guidelines: Surgical Management of BPH/Lower Urinary Tract Symptoms (2018, amended 2019, 2020) Published 2018, Amended 2019, 2020.
Tanneru et al: An Indirect Comparison of Newer Minimally Invasive Treatments for Benign Prostatic Hyperplasia: A Network Meta-Analysis Model, Journal of Endourology, 2020

PVP = Photovaporization of Prostate
MIST: Minimally Invasive Surgical Technology

7

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Aquablation Therapy with the AquaBeam Robotic System

Only Image-Guided, Automated Robotic Therapy for BPH

EFFECTIVE, SAFE AND DURABLE OUTCOMES THAT ARE INDEPENDENT OF PROSTATE SIZE, SHAPE, AND SURGEON EXPERIENCE

AQUABEAM® ROBOTIC SYSTEM



Real-Time Image Guidance

Intraoperative ultrasound imaging combined with cystoscopic visualization provide a multidimensional view of the treatment area

Personalized Treatment Planning

Advanced planning software allows the surgeon to map the treatment contour that precisely targets the resection area

Automated Robotic Execution

The robot executes the treatment plan and guides the precisely calibrated waterjet with speed and accuracy while surgeon monitors

Heat-Free Waterjet Resection

Utilizing the unique power of a pulsating waterjet near the speed of sound, Aquablation therapy removes prostatic tissue with a heat-free waterjet

8

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

9 7% 19% 23% 19% 12% 7% 6% 3% 2% 1% 0.4% 0.4% 0.2% 0.2% 0.1% < 40 40-60 60-80 80-100 100-120 120-140 140-160 160-180 180-200 200-220 220-240 240-260 260-280 280-300 >300 Aquablation Treated Prostate Sizes – U.S. # P R O C E D U R E S P R O S TAT E S I Z E G R O U P S (mL) PROSTATE SIZE HISTOGRAM – U.S DATA 1/1/21 to 3/31/23 Data on File, PROCEPT BioRobotics C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . Become the BPH treatment standard of care and expand the market. Vision Immediate Strategy Convert TURP & PVP hospital-base procedures (50-100 mL) and then drive to smaller glands. ~70% of Prostates treated are <100ml

PROCEPT®
BioRobotics

FINANCIAL REVIEW



KEVIN WATERS
Chief Financial Officer

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved

Significant Progress Since 1Q21

Total Revenue
($-Million)
$7.2 Q1'21 → $24.4 Q1'23
+3.4X

% Access to Aquablation[1]
(U.S.)
50% Q1'21 → 95% Q1'23
+1.9X

Monthly Utilization
(U.S.)
3.1 Q1'21 → 6.4 Q1'23
+2.1X

Total Employees
185 Q1'21 → 476 Q1'23
+2.6X

U.S. Install Base
69 Q1'21 → 192 Q1'23
+2.8X

New Surgeon Retention
(by Quarter in U.S.)
82% Q1'21 → 94% Q1'23
+15%

- **Sign contracts with majority of large IDNs by 12/31/23**
- **Increased Reimbursement in UK**
- **Two FDA Studies with 5-Year Data**
- **Meaningful expansion of U.S. Commercial team**
- **4x increase in manufacturing & cleanroom space**
- **92 Net Promoter Score[2]**

(1) United Healthcare announced positive coverage of Aquablation Therapy on April 1, 2023, with an effective date of June 1, 2023
(2) Results based on PRCT customer survey

11

1Q23 Earnings Recap

$24.4M (+72% y/y)
WORLDWIDE REVENUE

$2.6M (+63% y/y)
INTERNATIONAL REVENUE

192 (+106% y/y)
U.S. AQUABEAM INSTALL BASE

3,400 (+139% y/y)
U.S. HANDPIECES SOLD



1,425
1,740
2,300
2,960
3,400
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

6.4
U.S. MONTHLY UTLIZATION

25
U.S. AQUABEAM SYSTEMS SOLD

12

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

13 2023 Financial Guidance 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 Total Revenue ($M) $ 7 . 7 $ 3 4 . 5 TOTAL CASH & CASH EQUIVALENTS BALANCE OF $181M AND DEBT BALANCE OF $52M AS OF MARCH 31, 2023 A c t u a l 2 0 2 3 G u i d a n c e (1) 2023 financial guidance updated on April 27, 2023 (2) 2022 operating expenses included approximately $10.4 million in stock-based compensation expense (3) 2023 operating expense guidance includes approximately $22.1 million in stock-based compensation expense (4) See appendix for reconciliation of non-GAAP financial measures $ 7 5 . 0 Actual 2022 Guidance FY231 Revenue Revenue growth (y/y) $75.0 million 118% $128.0 million ~71% Gross Margin 49% 54% Operating Expenses $117.8 million2 $167.0 million3 Adjusted EBITDA Loss $68.0 million4 $70.5 million4 $ 1 2 8 . 0 C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d .

PROCEPT®
BioRobotics

COMMERCIAL STRATEGY



SHAM SHIBLAQ
Chief Commercial Officer

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved

U.S. Commercial Opportunity: Segmentation
Target High-Volume Hospitals

US HOSPITALS
BY ANNUAL BPH RESECTIVE VOLUME (2019)
~2,700 Total Resective Hospitals



68%
32%

- HIGH (≥100 procedures)
- LOW (<100 procedures)

INITIAL TARGET
860 High Volume Hospitals
Annual Resective Volume ≥100

RESECTIVE PROCEDURE SHARE
BY HOSPITAL TYPE (2019)
>250,000 Hospital Based Resective Procedures

~180K Resective Procedures
Avg. Annual Resective Volume = 200
Monthly Avg. = 17.4



71%
28%

30% OF HOSPITALS GENERATE 70% OF RESECTIVE BPH PROCEDURES

Data on File, PROCEPT BioRobotics
Hospitals and Procedures based on 2019 market data, representing pre-pandemic surgeries

15

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Sales Pipeline Explained

Robotic Sales Rep (Capital) **Targets**

RSR **initial relationship development** with surgeon

RSR **partners with surgeon champion**

Assign **confidence interval** to close

Agree to contract terms, opportunity exits funnel and **system is shipped** to customer


2,700
BPH Hospital Targets
Phase Zero Pipeline
Phase 1+ Pipeline
Unit Sales

16

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

Sales Pipeline Process

Once deal enters funnel, high probability to close in 6 to 9 months

PHASE 1	PHASE 2	PHASE 3	PHASE 4
Partner with a Surgeon Champion	**Present Aquablation Program to Execs**	**Funds Approved and Contract Negotiation**	**Acquisition**
Identify surgeon champion with executive access Leverage peer to peer programs to nurture lead development and gain commitment	Illustrate Clinical and Economic value propositions Quantify Market Development opportunity	Leverage regional or national contracts, if applicable	Set impending events (e.g. scheduling patients) Coordinate cross-functional program launch (capital, utilization, HE&R, Marketing)

17

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

18 IDN Market Segmentation Data on File, PROCEPT BioRobotics Hospitals and Procedures based on 2019 market data, representing pre-pandemic surgeries C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . 618 954355 781 BPH Hospitals ( n = 2 , 7 0 0 ) 288 241 27 17 IDNs by Size ( n = 2 8 2 ) Single Site or No IDN Small IDNs (2-9) Medium IDNs (10-19) Strategic INDs (>=20) 17 Strategic IDNs account for ~29% of BPH hospitals and ~26% of high-volume centers 154 358 122 226 High Volume BPH Hospitals ( n = 8 6 0 )

Meaningful Opportunity to Continue U.S. Territory Expansion

860 **High Volume Hospitals**

65% **High Volume Hospitals within 100-mile radius of Robotic Sales Reps**



Washington
Montana
North Dakota
Minnesota
Oregon
Idaho
South Dakota
Wisconsin
Wyoming
Michigan
New York
Maine
Nova Scotia
Nebraska
United States
Iowa
Pennsylvania
Nevada
Utah
Colorado
Kansas
Missouri
Illinois
Indiana
Ohio
West Virginia
Virginia
California
Oklahoma
Tennessee
Arkansas
Arizona
New Mexico
South Carolina
Mississippi
Alabama
Georgia
Texas
Louisiana
Baja California
Sonora
Coahuila de Zaragoza
Nuevo León
Tamaulipas
Mexico
Nayarit

High Volume Hospital ≤ **100 mile** radius of Robotic Sales Representative

High Volume Hospital > **100 mile** radius of Robotic Sales Representative

Data on File, PROCEPT BioRobotics
Hospitals and Procedures based on 2019 market data, representing pre-pandemic surgeries

Copyright 2023 PROCEPT BioRobotics Corporation. All Rights Reserved.

19

20 2023 Capital Sales Tailwinds 2023 Tailwinds Expanded Capital Rep Team United Healthcare Coverage ( E f f e c t i v e 6 / 1 / 2 3 ) Transitional Passthrough Payment Extended ( E x p i r e s 1 2 / 3 1 / 2 3 ) 16 New Capital Territories ( A s a t 1 2 / 3 1 / 2 2 ) Strong and Growing Sales Funnel Signed Largest National IDN Sales Contract ( E f f e c t i v e 4 / 1 / 2 3 ) C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d .

21 Key International Market Development Summary First and only robotics company to receive MIB from NICE Direct sales force ~$8,000 procedure reimbursement Expanding clinical data with WATER III Study Direct sales force in France and Germany Strong distributor presence in Italy and Spain Regulatory approval in 1Q22 Enrolling Post Market Approval Study in 2H23 Full commercial launch anticipated in late 2024 Regulatory process underway

22 April 28, 2023 C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d . SURGEON PANEL 2023 American Urology Association Annual Meeting

23 Introductions Florida Urology Partners, HCA South Shore Hospital Jonathan Pavlinec, MD Tampa, FL North Shore University Health System Brian Helfand, MD, PhD Chicago, IL University of Toronto Dean Elterman, MD Toronto, Canada

Disclosures



Dean Elterman, MD

University of Toronto

Toronto, Canada

Grants/Research Support: Boston Scientific

Speakers Bureau/Honoraria: AbbVie Astellas, Boston Scientific, Medtronic, PROCEPT BioRobotics, Prodeon, Zenflow

Consulting: Medtronic, BSCI, Coloplast, Rivermark, PROCEPT BioRobotics

Investigator: BSCI, Olympus, Prodeon, Zenflow, Medtronic, Rivermark, PROCEPT BioRobotics, Proverum

The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred

An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation

24

25 Aquablation is Superior to TURP Treating 50-80mL Prostates1,2 (1) 2022 Gilling et al WATER 5yr (2) EAU 2023, Aquablation Therapy vs TRUP: 5-year outcomes of the WATER Randomized Clinical Trial for Prostate Volume 50-80mL Aquablation Therapy yields better long-term efficacy and safety outcomes than TURP for prostate volumes of 50-80mL IPSS Reduction 5 Year Retreatment Rate MSHQ-EjD

26 IPSS improvement 15.9, p < 0.0001 IPSS baseline (SD) 22.6 (6.4) IPSS at 60-months (SD) 6.8 (4.6) Qmax improvement 9.2, p < 0.0001 Qmax baseline, mL/sec (SD) 8.6 (3.4) Qmax 60-mo, mL/sec (SD) 17.1 (9.8) At 5-year prospective follow-up, Aquablation was shown to be safe and effective in men with large prostates (80-150mL) (1) Bhojani et al. EAU 2023 WATER II 5yr data presentation WATER II - Five Year Efficacy Results Aquablation 5 Year Cohort

27 WATER II – Freedom from Secondary BPH Intervention at 5yrs1 96.3% of patients avoided a secondary intervention due to recurrent symptoms (1) Bhojani et al. EAU 2023 WATER II 5yr data presentation

28 Aquablation Postoperative Bleeding Risk Reduction Comparison of Bleeding Risk Requiring Intervention for Aquablation Procedures1 ~13,500 Aquablation cases were performed with a mean prostate size of 90mL Focal bladder neck cautery protocol introduced in January 2020 Significant decline in bleeding risk requiring an intervention In 2022, risk of transfusion was reduced to 0.2% (1) https://www.auajournals.org/doi/pdf/10.1097/JU.0000000000003299.02 0.9% 2.2% 2.3% 0.1% 1.3% 1.1% 0.1% 0.2% 0.3% 0.1% 0.1% 0.2% Takeback Clot Evac Takeback Cautery Transfusion 2019 2020 2021 2022 Following adoption of the standardized hemostasis technique, bleeding risk has declined 10-fold and allowing some surgeons the option of day-case Aquablation.

29 Clinical studies 4 Patients 425 Prostate volume 20 – 150 mL 1 year follow up Analysis of sub- groups 1. Above or below 100 mL 2. Absence or presence of obstructive median lobe Remarkable improvements across prostates all sizes and shapes Meta-Analysis Average Results Across All Sub-Groups IPSS improvement 16 points Urinary peak flow rate 20.5 mL/sec Quality of life improvement 3.3 points Post void residual improvement 62 mL Ejaculatory dysfunction 10.8% Erectile dysfunction 0% Incontinence 0.5% OPEN WATER FRANCAIS WATER Elterman D. et al. Meta-analysis with individual data of functional outcomes following Aquablation for lower urinary tract symptoms due to BPH in various prostate anatomies BMJ Surg Interv Health Technologies 2021 Clinically Validated Efficacy, Durability and Safety Independent of Prostate Size and Shape

30 Elterman D. et al. Meta-analysis with individual data of functional outcomes following Aquablation for lower urinary tract symptoms due to BPH in various prostate anatomies BMJ Surg Interv Health Technologies 2021 0 5 10 15 20 25 0 3 6 12 IPSS 0 5 10 15 20 25 0 3 6 12 Qmax 0 50 100 150 200 0 3 6 12 PVR 0 1 2 3 4 5 0 3 6 12 IPSS QoL ◼ Prostate <100mL ◼ Prostate ≥100mL ◼ No Obstructive Median Lobe ◼ Obstructive Median Lobe Meta Analysis Remarkable improvements across prostates of all sizes and shapes

31 31 0 1 2 3 4 0 1 3 6 12 IPSS Q2: Frequency 0 1 2 3 4 0 1 3 6 12 IPSS Q4: Urgency 0 1 2 3 4 0 1 3 6 12 IPSS Q1: Incomplete Emptying 0 1 2 3 4 0 1 3 6 12 IPSS Q3: Intermittency 0 1 2 3 4 0 1 3 6 12 IPSS Q7: Nocturia 0 1 2 3 4 0 1 3 6 12 IPSS Q5: Weak Stream 0 1 2 3 4 0 1 3 6 12 IPSS Q6: Straining Elterman D. et al. Meta-analysis with individual data of functional outcomes following Aquablation for lower urinary tract symptoms due to BPH in various prostate anatomies BMJ Surg Interv Health Technologies 2021 Meta Analysis Remarkable improvements across prostates of all sizes and shapes ◼ Prostate <100mL ◼ Prostate ≥100mL ◼ No Obstructive Median Lobe ◼ Obstructive Median Lobe

32 Disclosures Consulting: PROCEPT BioRobotics Network investigator: NIH LURN lower urinary tract dysfunction The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation North Shore University Health System Brian Helfand, MD, PhD Chicago, IL

33 Aquablation Therapy: An All-in-One Solution NOWTHEN

34 Simplified Treatment Algorithm Improves Practice Efficiency Patient counseling requires a Treatment Algorithm ► Size ► Median Lobe ► Anterior Tissue ► Antithrombotics ► Catheter Duration ► Antegrade Ejaculation ► Durability ► Catheter Duration Treatment Algorithm not needed ► Patient counseling simplified ► Practice consolidation THEN… NOW…

Surgeons to Limit Pharmaceutical Therapy in Future



MINIMAL IMPACT ON SYMPTOMS & HIGH SIDE EFFECT PROFILE

- Minimal impact on symptom relief (IPSS reduction: ~5 points) and flow improvement (~2.5 mL/s improvement)
- Side effects may include ejacula**tory dysfunction, erectile dysfunction**, headaches, dizziness, and loss of libido
- Long-term use increases risk of cardiac failure and dementia
- Long-term use increases risk of severe bladder damage
- **Up to 30%** of patients **stop BPH medication** within 2 years

Given the growing aging population, surgeons want to offer a "one and done" solution to minimize retreatment rates

MTOPS study, NEJM December 2003, Vol.349, No.25
Lusty et al. Cardiac Failure Associated with Medical Therapy of Benign Prostatic Hyperplasia: A Population Based Study / Vol. 205, 1430-1437, May 2021
Bortnick et al. Long-term Consequences of Medical Therapy for Benign Prostatic Hyperplasia / Rev Urol. 2019;21(4):154–157.
Failure to continue meds based on Kaplan Factors in Predicting Failure With Medical Therapy for BPH, Rev Urol. 2005;7(suppl 7):S34-S39.

IPSS = International Prostate Symptom Score

35

36 Aquablation to Expand Resective Surgery Market Watchful Waiters Pharmaceuticals Pharma FalloutNon-resective Resective Durability Safety Efficacy Surgeons are bypassing Pharmaceuticals and offering Aquablation earlier to men given its durability and safety profile – ultimately expanding the resective market THEN… NOW… Watchful Waiters Pharmaceuticals ✓ ✓ ✓

Same Day Discharge with Aquablation Therapy

Day Case Aquablation

If the degree of hematuria was not clinically significant (grades I–III) after clamping irrigation at ~4 hours postoperatively, patients were discharged home. The catheter must be flowing well without clots.

Hematuria Scale



Grade I Grade II Grade III Grade IV Grade V

Zorn et al. Aquablation Treatment for Benign Prostate Hyperplasia: Current Standardized Procedure. Journal of Endourology. Sep 2022.S-1-S-5.

37

Aquablation Therapy Resident Training Program


AQUABEAM
ROBOTIC SYSTEM

AQUABLATION RESIDENCY PROGRAMS ARE THE NEW STANDARD

- Younger surgeons prefer to train with novel technologies
- Enhancing skills and use of rectal ultrasound equipment
- Increased emphasis on surgical planning and relevant anatomy
- Surgical standardization to improve patient outcomes

AQUABLATION THERAPY CURRENTLY IN 16 RESIDENCY PROGRAMS ACROSS THE UNITED STATES

38

39 Florida Urology Partners, HCA South Shore Hospital Jonathan Pavlinec, MD Tampa, FL Disclosures Consulting: PROCEPT BioRobotics The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation

40 Partnering with Hospital Networks to Launch Aquablation Program Become the premier urology practice in Tampa, FL area. Draw patients from hours away and never refer patients out Expand Geographic Reach Leverage Prostate Cancer and Kidney Stone practice to offer standardized surgical BPH treatment with Aquablation therapy Urology Halo Effect Limit Da Vinci use to radical prostatectomies, while standardizing BPH surgery for Aquablation Therapy Improve Efficiencies Aquablation Therapy’s superior durability results in a one-and-done option for patients Prioritize Value Based Care

41 Aquablation Clinical Support Staff Highly Trained Prior to entering the field, every Aquablation Rep is required to complete a rigorous training program and pass a comprehensive surgical exam Pattern Recognition Each prostate and case is different Clinical staff support surgeons in identifying nuanced anatomical patterns Collaborative Capital Reps are extremely helpful to hospital administrators Clinical staff support surgeons in the OR Strong Clinical Network Clinical staff can access nationwide resource network in minutes to address any clinical question Collaborative Pattern Recognition Highly Trained Strong Clinical Network

42 Aquablation Therapy on Path to Become Standard of Care THEN… NOW… • Exclusively treated large prostates (>120mL) with Da Vinci Robot or outside referrals • Limited OR time due to backlog of Da Vinci cases for BPH • Difficult to balance cancer, complex urolithiasis, and severe BPH cases • Incorporated all surgeon partners to handle increased case load with expansion to multiple sites • Keep all prostate cases and standardize with Aquablation Therapy • Aquablation Therapy frees up time for Da Vinci cancer procedures and other OR blocks • Large increase in BPH patient volume via “word-of- mouth” All surgeons at Florida Urology Partners are strongly encouraged to use Aquablation Therapy to improve practice efficiencies given low learning curve and growing patient supply.

43 THANK YOU C o p y r i g h t 2 0 2 3 P R O C E P T B i o R o b o t i c s C o r p o r a t i o n . A l l R i g h t s R e s e r v e d .

44 Non-GAAP Reconciliations RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (in thousands) (unaudited) RECONCILIATION OF 2023 GAAP NET LOSS TO ADJUSTED EBITDA Guidance (in thousands) (unaudited)